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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-92695, 333-66685, 333-17387, 333-17415,
33-98348, 33-86836, 33-70626, 33-59202, 33-48134, 33-48130 and 33-48132) of
PolyMedica Corporation of our report dated May 5, 2000, except for Note V which is dated June 8, 2000 relating to the financial statements, which appears in this Form 10-K.

                                    /s/ PricewaterhouseCoopers LLP
                                    PricewaterhouseCoopers LLP

Boston, Massachusetts
June 28, 2000